Annual Shareholders Meeting
August 21, 2007

NASDAQ: TSTF

Nursing Innovations sm

A Division of TeamStaff Rx ®

CONFIDENTIAL

Forward-Looking Statements

This presentation contains “forward-looking statements” as defined by the Federal Securities Laws.  TeamStaff’s actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs; our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel; our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients’, physician practice groups’ and U.S. Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff;  the general level of patient occupancy at our hospital, healthcare facility clients’ and physician practice groups’ facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the ability of our hospital, healthcare facility and physician practice group clients to retain and increase the productivity of their permanent staff; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; our ability to carry out our business strategy; the loss of key officers and management personnel that could adversely affect our ability to remain competitive; other regulatory and tax developments; the effect of recognition by us of an impairment to goodwill; the effect of adjustments by us to accruals for self-insured retentions and other one-time events and other important factors. These factors are described in further detail in TeamStaff’s filings with the U.S. Securities and Exchange Commission.

CONFIDENTIAL

Our Mission

Become “The Provider of Choice” for

Medical Staffing Needs in Government

And Public Healthcare Facilities.

CONFIDENTIAL

Nursing Innovations sm

A Division of TeamStaff Rx ®

•  Leading provider of staffing services to federal healthcare facilities

•  Based in Monroe, Georgia; Acquired June 2005

•  100% Past Performance rating

•  Contract duration typically 3-5 years

•  Vendor/Facilities management contracts

•  Currently has personnel onsite at 70 federal government facilities

•  Revenue of $43.8 million in fiscal 2006

•  Experienced national provider of allied travel professionals

•  Based in Clearwater, Florida

•  Primary focus is diagnostic imaging and radiation oncology professionals

•  Expanding existing database to include physical therapists, respiratory therapists and pharmacists

•  Contract duration typically 13 weeks

•  Revenue of $21.1 million on Fiscal 2006

•  Decade of experience in travel nurse staffing

•  Acquired November 2004

•  Consolidated travel staffing operation in TeamStaff Rx during fiscal

    2007

•  Operates one of the largest per diem offices in Memphis, TN

•  Revenue of $10.5 million in fiscal 2006

Company Overview

Management Team

  Rick J. Filippelli, President, CEO and CFO

Joined TeamStaff as CFO in September of 2003   Former CFO of Rediff, a publicly-traded small cap information technology company

Sixteen years of financial management experience with GE Capital including three years as CFO of a $2 billion insurance subsidiary

“Big 4” public accounting experience

Certified Public Accountant

  Cheryl A. Presuto, Controller

TeamStaff Controller since August of 2004

TeamStaff Accounting Manager from January 2002 until August 2004

Fifteen years Accounting experience, including nine years of financial management at publicly traded companies

    Former Controller of Courier News, a division of Gannett, Inc.

  Terry Merlin, Director of Sales and Marketing

  Joined TeamStaff as Director of Sales and Marketing in March of 2007

   Former President of  NI Healthcare Resources, a division of Talent Tree

Served as Vice President of Business Development and Director of Nursing Operations for HCA, Inc. from September of 1996 until April of 2003

Former ICU/Emergency room Staff Nurse and Assistant Nurse Manager of Emergency Care at Tampa General Hospital

  Kevin Wilson, Director of Government Sales

Joined TeamStaff as Director of Government Sales in June of 2007

Over 15 years of Government Sales experience

Former Director of Business Development for Varec, Inc. (Formerly Endress & Hauser Systems and Gauging

  William H. Alderman

    Over 15 years experience providing investment banking services across multiple industries, with a particular expertise in financings, and mergers and acquisitions in the aerospace and defense industry.

    Currently President of Alderman & Company representing some of the world’s most respected aerospace and defense companies.

  Held senior positions in investment management and corporate development at GE
             Capital, Aviation Sales Company and as Managing Director of aviation investment banking practice of Fieldstone.

    Received a M.B.A. from J.L. Kellogg Graduate School of Management and is also a graduate of Kenyon College and the Taft School.

  Frederick Wasserman

    Currently is a financial management consultant. Was Chief Operating/Financial
                Officer for Mitchell & Ness Nostalgia Co and served as President and CFO of
                Goebel of North America.

    Current Director of the Aftersoft Group, Inc. a software provider to the after-market auto industry, a Director of Acme Communications, Inc. and Allied Defense Group, Inc.

    Served as the Interim President and CFO of Papel Giftware.

    Served as senior executive and held managerial roles at both Chelsea Marketing and
                Sales and The Score Board, Inc.

    Served as a public accounting professional at Most, Horowitz & company; Coopers &
                Lybrand; and Richard A. Eisner & Company.

New Board Members

Top U.S. Healthcare Staffing Providers

Revenue

Rank

Company

Headquarters

2006

2005

Services Offered in 2006

Grownth

1

AMN Healthcare Services Inc.

San Diego, CA

$1,081,703

$705,843

LT, P, PR, TN, TA

53.2%

2

Cross Country Healthcare Inc.

1,2

Boca Raton, FL

$655,152

$645,393

A, CTS, ET, P, PD, PR, TN

1.5%

3

CHG Healthcare Services Inc.

3

Salt Lake City, UT

$470,000

$405,209

T,P,M

16.0%

4

Medical Staffing Network Holdings Inc.

Boca Raton, FL

$385,450

$402,507

A, PD, TN

-4.2%

5

Nursefinders Inc.

Arlington, TX

$338,000

$262,000

A, JB, MF, P, PD, TN

29.0%

6

Maxim Healthcare Services Inc.

Columbia, MD

$318,100

$294,000

A, LT, MF, P, PD, PR, TN

8.2%

7

On Assignment Inc.

Calabasas, CA

$287,566

$237,856

A, TN

20.9%

8

InteliStaf Healthcare Services Inc.

Oak Brook Terrace, IL

$260,969

$274,215

A, P, PD, TN, VMS

-4.8%

9

Jackson Healthcare Staffing

4

Alpharetta, GA

$233,119

$101,034

A, LT, PR, TN

130.7%

10

SHC Services Inc.

5

Park City, UT

$193,080

$156,267

A, P, PD, TN

23.6%

11

U.S. Nursing Corp *

Denver, CO

$190,800

$180,000

N

6.0%

12

Medical Doctors Associates

Atlanta, GA

$146,000

$144,000

A, L, TP

1.4%

13

Favorite Nurses/Favorite Temps*

6

Overland Park, KS

$132,500

$125,000

A, PD, TN

6.0%

14

Soliant Health

7

Jacksonville, FL

$99,000

$67,000

A, PD, TN

47.8%

15

CareerStaff Unlimited Inc.

8

Irving, Tx

$86,788

$71,000

A, LT, PR, N, P

22.2%

16

Interim Healthcare*

Sunrise, FL

$84,800

$80,000

LT, TN

6.0%

17

TeamStaff, Inc.

9

Somerset, NJ

$63,750

$51,200

A, N, PD, TN

24.5%

18

ATC Healthcare Inc.

Lake Success, NY

$71,528

$67,937

A, P, PD, TN

5.3%

19

VISTA Staffing Solution Inc.

10

Salt Lake City, UT

$61,000

$52,000

LT, PR

17.3%

20

Clinical One

11, 12

Wakefield, MA

$60,634

$46,803

A, JB, ME, MS, P, PD, TN, LT

29.6%

21

Emerald Health Services

Los Angeles, CA

$54,339

$30,365

TN

79.0%

May 17, 2007                                                                © 2007 by Staffing Industry Analysts, Inc.                                                         www.staffingindustry.com

Healthcare Staffing

Revenue (in $000’s)

Companies in italics are private * = estimate 1 Cross Country 2006 revenue includes revenue of $46.9 million from other human capital management services (including educational training and retained search); human capital management services revenue was $46.0 million in 2005. 2 Companies reporting changes or gains from extraordinary items of discontinued operations that may significantly affect comparisons. 3 formerly CompHealth Group Inc. 4 Total revenue $260,991 5 dba Supplemental Health Care 6 Favorite Nurses/Favorite Temps 7 Soliant Health is part of MPS Group 8 CareerStaff Unlimited Inc. is part of Sun Healthcare Group 9 Total revenue $75,000 10 Acquired by On Assignment Jan. 4, 2007 11 Clinical One is part of Vedlor 12 including Locum and Delta

Key to "Services Offered" symbols:

A= Allied; C= Contract Trial Staffing; ET= Education and Training; JB= Job Board; LT= Locum Tenens; MF= Medical Financial; MS= Managed Services; N= Nursing; PD= Per Diem
Nursing; PR= Pyhsician Recruiting; P= Permanent Placement; TA= Travel Allied; TN= Travel Nurse; VMS= Vendor Management Systems.

Source: Company reports, company Web sites, and Staffing Industry Analysis.

Temporary Healthcare Staffing Market Growth

2005-2007

Source:  Staffing Industry Analysis

CONFIDENTIAL

8

TeamStaff participates in three segments of an $11B growing industry

($ billions)

2005

2006 P

2007 P

Per Diem Nursing

$4.1

$4.1

$4.1

Growth Rate

-3.0%

-1.0%

1.0%

Allied/Other

$2.6

$2.9

$3.2

Growth Rate

9.0%

10.0%

11.0%

Travel Nursing

$2.1

$2.3

$2.5

Growth Rate

1.0%

8.0%

9.0%

Locum Tenens

$1.2

$1.4

$1.6

Growth Rate

12.0%

14.0%

14.0%

Total

$10.0

$10.6

$11.4

Growth Rate

2.5%

6.0%

7.0%

US population is aging

US population over 65 is expected to grow from 13% to 20% by 2030

Declining health of the population

Roughly 47% of Americans live with chronic medical conditions

Advances in medical technology

Improved medical technologies increasing the need for specialized technicians

Aging population of healthcare providers

Average age of a nurse is 47, up from 42 years in 1996

Regulatory

              -  Minimum nurse-to-patient ratios

              -  Overtime limitations

Industry Overview:  Attractive Future
Dynamics For HealthCare Professionals

CONFIDENTIAL

Source:  BMO Capital Markets Equity Research

Key Initiatives Driving Return to Profitability

Travel Allied & Nurse

Hired a Director of Sales and Marketing.

Tied compensation of sales team to gross profit (vs. hours).

Reorganized sales team by region and modality; currently adding to staff.

Successfully Implemented Gross Margin Improvement Plan consisting of higher bill rates and more prudent expense controls.

Hired advertising agency; launched print campaign and updated Nurse and Allied
Traveler Website.

Implementing an integrated front office system which will increase productivity and further reduce costs.

Identified and replaced “C” performers. Process ongoing.

Key Initiatives Driving Return to Profitability

Government

Hired a Director of Government Sales.

Focus will be on large “unrestricted” contracts and Department of Defense penetration.

Direct Placement of Pharmacists increasing gross profit.

Significant contract in Southwest expected to ramp-up within 30 days.

Government Contract “Bidding Season” July to September for October start dates.

Corporate

  Consolidated Gross Margins are up 250 BP’s over last two quarters.

  Total headcount reduced approximately 15 percent over last two quarters.

  Recurring SG&A as a percentage of Revenue – 16.9% in 3Q07 vs. 18.8% in 1Q07.

  Examine re-branding our Corporate identity which should help top line growth.

Key Initiatives Driving Return to Profitability

RS Staffing Investigation Update

Subpoena received at offices of RS Staffing in April 2007

Employed the Legal Services of Greenberg & Traurig

The Company is fully cooperating with the investigation

TeamStaff and related companies are not a target of the investigation

TeamStaff has filed a Notice of Indemnification against the former owners of RS Staffing. TeamStaff is offsetting the remaining $1.5M note payable with legal and related fees incurred in accordance with the Purchase Agreement

CONFIDENTIAL

            Income Statement

Year Ended

3Q07

2Q07

1Q07

9/30/2006

   ($ in Thousands, except per share data)

Revenue

17,223

$

17,762

$

17,547

$

74,968

$

Gross Profit

3,099

2,617

2,714

12,511

       GM%

18.0%

14.7%

15.5%

16.7%

SG&A Expenses excluding Severance

2,916

3,253

3,303

14,037

Severance Expenses

324

263

0

0

Total SG&A Expenses

3,240

3,516

3,303

14,037

Fee Income

33

45

49

152

Operating EBITDA excluding Severance

216

(591)

(540)

(1,374)

Operating EBITDA

(108)

(854)

(540)

(1,374)

Depreciation & Amortization

85

86

91

381

EBIT

(193)

(940)

(631)

(1,755)

Legal expense related to pre-acquisition activity

(1,053)

Interest Expense, Net

(31)

(44)

(32)

(455)

Pre-tax Loss

(1,277)

(984)

(663)

(2,210)

Tax  Benefit (Expense)

0

13

95

(16,017)

Net Loss from Continuing Operations

(1,277)

$

(971)

$

(568)

$

(18,227)

$

EPS from Continuing Operations

(0.06)

$

$

(0.05)

(0.03)

$

(0.95)

$

Fully diluted shares outstanding

  end of period

19,296

19,243

19,254

19,278

(Unaudited)

CONFIDENTIAL

Balance Sheet

6/30/07

9/30/06

($ in Thousands)

(Unaudited)

Assets

Current Assets:

   Cash and cash equivalents

 $           2,054

$           2,157

   Accounts receivable

7,611

8,712

   Prepaid workers’ compensation

303

1,094

   Other current assets

508

923

Total current assets

  10,476

12,886

Equipment and improvements, net

717

879

Tradename

4,569

4,569

Goodwill

11,986

11,986

Prepaid workers’ compensation, net of current

0

350

Other assets

86

106

Total Assets

 $        27,834

$         30,776

CONFIDENTIAL

Balance Sheet

6/30/07

9/30/06

($ in Thousands)

(Unaudited)

Liabilities and shareholders’ equity

Current liabilities:

   Bank Line of Credit

$                -

$               -

   Notes payable

1,500

1,500

   Current portion of capital lease obligation

65

61

   Accrued Payroll

1,818

1,687

   Accrued Pension Liability

280

210

   Accounts Payable

3,026

3,207

   Accrued Expenses & other liabilities

2,203

1,818

Total current liabilities

8,892

8,483

Capital Lease Obligations, net of current portion

199

247

Accrued Pension Liability, net of current portion

134

388

Liabilities from discontinued Operations

105

454

Total liabilities

9,330

9,572

Total shareholders’ equity

18,504

21,204

Total liabilities and shareholders’ equity

$      27,834

$     30,776

SG&A Expenses

($ in Thousands)

Qtr Ended

Qtr Ended

%

6/30/07

12/31/06

Change

Employee Costs (A)

$   1,501

$   1,866

(20%)

Occupancy

176

181

(3%)

G & A

874

990

(12%)

New Business

364

266

37%

Total

$   2,916

$   3,303

(12%)

% of Revenue

16.9%

18.8%

(A) Excludes impact of severance

Summary of TeamStaff Opportunities

Long-Term Growth of Healthcare Staffing Industry

Added two experienced Sales Directors to Drive Growth in Travel and Government Sectors

Restructured Sales Force Focused on Top Line Growth

Substantial Infrastructure Cost Reductions used to Fund New
Business Development

Executed on Gross Margin Improvement Plan

$0.8 million Sequential Quarter Reduction in Loss from Operations

Company Positioned for Profitability in Fiscal 2008